Supplemental Information

MREIC

December 31, 2012

SIEMENS

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

Table of Contents

Page

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

FFO, Core FFO and AFFO Reconciliation	5

Financial Highlights	6

Consolidated Statements of Cash Flows	7

Capital Structure and Leverage Ratios	8

Debt Maturity	9

Property Table by Tenant	10

Property Table by State	11

Lease Expirations	12

Property Table	13

Definitions	15

Press Release Dated February 7, 2013	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets
(unaudited)
	December 31,	September 30,
ASSETS	2012	2012
Real Estate Investments:
Land	$ 92,466,114	$ 88,559,914
Buildings and Improvements	497,149,859	457,557,443
Total Real Estate Investments	589,615,973	546,117,357
Accumulated Depreciation	(81,351,937)	(78,230,873)
Net Real Estate Investments	508,264,036	467,886,484

Real Estate Held for Sale	1,068,097	1,080,940
Cash and Cash Equivalents	10,284,122	24,650,858
Securities Available for Sale at Fair Value	66,786,117	61,685,173
Tenant and Other Receivables	2,642,925	1,116,825
Deferred Rent Receivable	2,362,493	2,214,501
Loans Receivable, net	81,463	87,916
Prepaid Expenses	3,257,417	1,428,454
Financing Costs, net of Accumulated Amortization of
$2,595,318 and $2,546,806, respectively	3,766,224	3,213,762
Lease Costs, net of Accumulated Amortization of
$1,110,628 and $1,156,699, respectively	1,497,868	1,518,780
Intangible Assets, net of Accumulated Amortization of
$7,130,559 and $6,731,014, respectively	7,885,481	7,635,026
Other Assets	2,137,764	1,988,983
TOTAL ASSETS	$ 610,034,007	$ 574,507,702

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 256,286,739	$ 237,943,911
Subordinated Convertible Debentures	-0-	8,615,000
Loans Payable	27,707,905	5,200,000
Accounts Payable and Accrued Expenses	3,514,161	3,881,769
Other Liabilities	4,122,640	3,179,883
Total Liabilities	291,631,445	258,820,563

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share; 2,139,750 Shares Authorized, Issued and
Outstanding as of December 31, 2012 and Sepember 30, 2012 respectively	53,493,750	53,493,750
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share; 2,300,000 Shares Authorized, Issued and
Outstanding as of December 31, 2012 and September 30, 2012, respectively	57,500,000	57,500,000
Common Stock – $0.01 Par Value Per Share, 67,700,000 Shares Authorized; 41,435,022 and 40,696,692 Shares Issued and Outstanding
as of December 31, 2012 and September 30, 2012, respectively	414,350	406,967
Excess Stock – $0.01 Par Value per share, 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-	-
Additional Paid-In Capital	203,359,423	198,902,485
Accumulated Other Comprehensive Income	3,635,039	5,383,937
Undistributed Income	-	-
Total Shareholders' Equity	318,402,562	315,687,139

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 610,034,007	$ 574,507,702

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 19

Consolidated Statements of Operations
(unaudited)
	Three Months Ended
	12/31/2012	12/31/2011
INCOME:
Rental Revenue	$11,309,254	$10,657,626
Reimbursement Revenue	1,518,236	1,579,840
Lease Termination Income	690,730	-

TOTAL INCOME	13,518,220	12,237,466

EXPENSES:
Real Estate Taxes	1,163,514	1,424,603
Operating Expenses	526,624	664,827
General & Administrative Expense	1,295,056	1,015,233
Acquisition Costs	385,862	304,342
Depreciation	3,121,064	2,766,516

TOTAL EXPENSES	6,492,120	6,175,521

OTHER INCOME (EXPENSE):
Interest and Dividend Income	1,123,061	949,326
Amortization	(673,654)	(628,457)
Gain on Securities Transactions, net	2,110,768	2,788,458
Interest Expense	(3,875,672)	(3,853,718)
TOTAL OTHER INCOME (EXPENSE)	(1,315,497)	(744,391)

INCOME FROM CONTINUING OPERATIONS	5,710,603	5,317,554

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(4,026)	48,469

NET INCOME	5,706,577	5,366,023

Less: Preferred Dividend	2,151,758	1,019,805

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$3,554,819	$4,346,218

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 19

FFO, Core FFO and AFFO Reconciliation
(unaudited)
	Three Months Ended
	12/31/2012	12/31/2011
Revenues
Rental and Reimbursement Revenue	$13,518,220	$12,237,466
Interest and Dividend Income	1,123,061	949,326
Total Revenue	14,641,281	13,186,792
Expenses
Real Estate Taxes	1,163,514	1,424,603
Operating Expenses	526,624	664,827
Total Expenses	1,690,138	2,089,430
Net Operating Income from Discontinued Operations	8,817	67,608
Net Operating Income	12,959,960	11,164,970
General & Administrative Expense	1,295,056	1,015,233

EBITDA	11,664,904	10,149,737
Interest Expense	(3,875,672)	(3,853,718)
Gain on Securities Transactions, net	2,110,768	2,788,458
Acquisition Costs	(385,862)	(304,342)
Preferred Dividend	(2,151,758)	(1,019,805)
Other Amortization	(288,951)	(310,565)
Funds From Operations - FFO	7,073,429	7,449,765

Depreciation Expense (including discontinued operations)	(3,133,907)	(2,785,655)
Amortization of In-Place Lease Intangible Assets	(384,703)	(317,892)

Net Income Attributable to Common Shareholders	3,554,819	4,346,218

Funds From Operations - FFO	7,073,429	7,449,765
Acquisition Costs	385,862	304,342

Core Funds From Operations – Core FFO	7,459,291	7,754,107

Gain on Securities Transactions, net	(2,110,768)	(2,788,458)
Stock Compensation Expense	79,527	64,323
Other Amortization	288,951	318,950
Straight-lined Rents	(147,992)	(29,025)
Recurring Capital Expenditures	(36,640)	(161,388)

Adjusted Funds From Operations – AFFO	5,532,369	5,158,509

EBITDA	11,664,904	10,149,737
Interest Expense	(3,875,672)	(3,853,718)
Preferred Dividend	(2,151,758)	(1,019,805)
Stock Option Expense	79,527	64,323
Other Amortization	-	8,385
Straight-lined Rents	(147,992)	(29,025)
Recurring Capital Expenditures	(36,640)	(161,388)

Adjusted Funds From Operations—AFFO	$5,532,369	$5,158,509

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 19

Financial Highlights
(unaudited)
	Three Months Ended
	12/31/2012	12/31/2011

Weighted Average Shares Outstanding
Basic	40,902,500	37,392,682
Diluted	41,110,269	37,472,139

Net Income Attributable to Common Shareholders	$3,554,819	$4,346,218

Basic	$0.09	$0.12
Diluted	0.09	0.12

Funds From Operations - FFO	$7,073,429	$7,449,765

Basic	$0.17	$0.20
Diluted	0.17	0.20

Core Funds From Operations – Core FFO	$7,459,291	$7,754,107

Basic	$0.18	$0.21
Diluted	0.18	0.21

Core FFO Excluding Gains on Securities Transactions, net	$5,348,523	$4,965,649

Basic	$0.13	$0.13
Diluted	0.13	0.13

Adjusted Funds From Operations – AFFO	$5,532,369	$5,158,509

Basic	$0.14	$0.14
Diluted	0.13	0.14

Dividends Declared per Common Share	$0.15	$0.15

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 19

Consolidated Statements of Cash Flows
(unaudited)
	Three Months Ended
	12/31/2012	12/31/2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$5,706,577	$5,366,023
Noncash Items Included in Net Income:
Depreciation	3,133,907	2,785,655
Amortization	680,905	636,837
Stock Compensation Expense	79,527	64,323
Gain on Securities Transactions, net	(2,110,768)	(2,788,458)
Changes In:
Tenant, Deferred Rent and Other Receivables	(1,649,722)	(346,066)
Prepaid Expenses	(1,828,963)	(489,402)
Other Assets and Lease Costs	385,461	247,686
Accounts Payable, Accrued Expenses and Other Liabilities	595,282	285,318
NET CASH PROVIDED BY OPERATING ACTIVITIES	$4,992,206	$5,761,916

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate & Intangible Assets, net of deposits	(43,042,470)	(34,810,600)
Capital Improvements	(762,416)	(664,442)
Proceeds on Sale of Real Estate	-0-	2,553,507
Deposits on Acquisitions of Real Estate	(1,150,000)	(500,000)
Collections on Loans Receivable	6,453	49,546
Proceeds from Sale of Securities Available for Sale	4,042,158	9,116,605
Purchase of Securities Available for Sale	(8,781,232)	(8,124,034)
NET CASH USED IN INVESTING ACTIVITIES	$(49,687,507)	$(32,379,418)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans	22,507,905	2,594,906
Repurchase of Subordinated Convertible Debentures	(5,115,000)	(125,000)
Proceeds from Mortgages	35,000,000	28,820,000
Principal Payments on Mortgages	(16,657,172)	(18,048,708)
Financing Costs Paid on Debt	(565,252)	(965,410)
Net Distributions to Noncontrolling Interests	(20,133)	(27,117)
Proceeds from the Exercise of Stock Options	-0-	37,050
Proceeds from Registered Direct Placement of Common
Stock, net of offering costs	-0-	16,202,802
Proceeds from Issuance of Common Stock in the DRIP, net of reinvestments	1,859,191	5,848,195
Preferred Dividends Paid	(2,151,758)	(1,019,805)
Common Dividends Paid, net of reinvestments	(4,529,216)	(4,358,415)
NET CASH PROVIDED BY FINANCING ACTIVITIES	$30,328,565	$28,958,498

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(14,366,736)	2,340,996
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	24,650,858	6,376,808
CASH AND CASH EQUIVALENTS - END OF PERIOD	$10,284,122	$8,717,804

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 19

Capital Structure and Leverage Ratios (unaudited)	As of 12/31/2012	As of 12/31/2011	As of 9/30/2012
Mortgage Notes Payable	$256,286,739	$222,385,462	$237,943,911
Loans Payable	27,707,905	19,455,856	5,200,000
Subordinated Convertible Debentures	-	8,790,000	8,615,000
Total Debt	283,994,644	250,631,318	251,758,911

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	-	57,500,000
Total Preferred Stock	110,993,750	53,493,750	110,993,750

Common Stock, Paid-in-Capital & Other	207,408,812	202,049,196	204,693,389
Total Shareholders' Equity	318,402,562	255,542,946	315,687,139
Total Book Capitalization	602,397,206	506,174,264	567,446,050
Accumulated Depreciation	81,351,937	70,671,340	78,230,873
Total Undepreciated Book Capitalization	$683,749,143	$576,845,604	$645,676,923
Shares Outstanding	41,435,022	39,652,808	40,696,692
Market Price Per Share	$10.36	$9.15	$11.19
Equity Market Capitalization	$429,266,828	$362,823,193	$455,395,983
Total Debt	283,994,644	250,631,318	251,758,911
Preferred	110,993,750	53,493,750	110,993,750
Total Market Capitalization	$824,255,222	$666,948,261	$818,148,644
Total Debt	$283,994,644	$250,631,318	$251,758,911
less: Cash and Cash Equivalents	10,284,122	8,717,804	24,650,858
Net Debt	$273,710,522	$241,913,514	$227,108,053
Net Debt / Undepreciated Book Capitalization	40.0%	41.9%	35.2%
Net Debt / Total Market Capitalization	33.2%	36.3%	27.8%
Net Debt + Preferred / Total Market Capitalization	46.7%	44.3%	41.3%
	Three Months Ended		Fiscal Year Ended
	12/31/2012	12/31/2011	9/30/2012
Net Income	$5,706,577	$5,366,023	$18,684,495
plus: Depreciation & Amortization (includes Discontinued Operations)	3,807,561	3,414,112	13,910,385
plus: Interest Expense	3,875,672	3,853,718	15,352,499
plus: Acquisition Costs	385,862	304,342	667,799
less: Gain On Securities Transactions, net	(2,110,768)	(2,788,458)	(6,044,065)
EBITDA	$11,664,904	$10,149,737	$42,571,113
Interest Expense	$3,875,672	$3,853,718	$15,352,499
Preferred Dividends Paid	2,151,758	1,019,805	5,135,782
Total Fixed Charges	$6,027,430	$4,873,523	$20,488,281
Interest Coverage	3.0 x	2.6 x	2.8 x
Fixed Charge Coverage	1.9 x	2.1 x	2.1 x
Total Debt	$283,994,644	$250,631,318	$251,758,911
Annualized EBITDA	46,659,616	40,598,948	42,571,113
Total Debt / EBITDA	6.1 x	6.2 x	5.9 x

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 19

Debt Maturity

(unaudited)

Total Debt ($000's)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
11.6%
7.6%
8.4%
12.7%
16.0%
43.8%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Thereafter
Mortgages
Loans Payable

		Loans		% of
FY Year	Mortgages	Payable (1)	Total	Total

2013	$19,654,741	$12,000,000	$31,654,741	11.5%
2014	20,837,467	-	20,837,467	7.6%
2015	21,855,958	1,012,039	22,867,997	8.4%
2016	33,420,850	1,270,162	34,691,012	12.7%
2017	40,741,813	2,917,799	43,659,612	16.0%
Thereafter	119,775,910	-	119,775,910	43.8%

Total as of 12/31/2012	$256,286,739	$17,200,000	$273,486,739	100.0%
Notes:
(1) Excludes $10.5 million margin loans which are due upon demand.

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 19

Property Table by Tenant
(unaudited)			Occupied
	Property	Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground	22	2,357,972	2,357,972	25.6%	$17,700,000	37.6%	$7.51	$212,560,941	$93,832,540
FedEx Express	14	973,413	973,413	10.6%	5,532,000	11.8%	5.68	70,247,627	26,401,176
FedEx Supply Chain Services	1	449,900	449,900	4.9%	1,305,000	2.8%	2.90	14,600,000	9,317,424
Total FedEx	37	3,781,285	3,781,285	41.1%	24,537,000	52.2%	6.49	297,408,568	129,551,140

Milwaukee Tool	1	615,305	615,305	6.7%	1,965,000	4.2%	3.19	28,000,000	17,500,000
Woodstream	1	388,671	256,000	2.8%	896,000	1.9%	3.50	13,116,870	2,846,061
CBOCS Distribution, Inc.	1	381,240	381,240	4.1%	1,381,000	2.9%	3.62	14,215,126	8,326,733
Best Buy Warehousing Logistics, Inc.	1	368,060	368,060	4.0%	1,595,000	3.4%	4.33	19,600,000	12,278,076
Coca Cola / Western Container	2	323,358	323,358	3.5%	1,566,000	3.3%	4.84	18,839,339	10,092,159
Norton McNaughton of Squire, Inc.	1	306,000	306,000	3.3%	1,389,000	3.0%	4.54	12,972,474	6,741,262
Various	2	265,480	263,605	2.9%	894,000	1.9%	3.39	4,378,044	-
Carrier Sales	2	244,317	244,317	2.7%	1,850,000	3.9%	7.57	22,125,915	11,864,499
Anda Pharmaceuticals, Inc	1	234,660	234,660	2.5%	1,182,000	2.5%	5.04	14,550,000	10,690,168
Caterpillar Logistics Services, Inc.	1	218,120	218,120	2.4%	1,169,000	2.5%	5.36	14,868,857	8,128,793
Anheuser-Busch, Inc.	1	184,800	184,800	2.0%	778,000	1.7%	4.21	12,386,675	3,517,904
Carlisle Tire & Wheel Company	1	179,280	179,280	1.9%	459,000	1.0%	2.56	7,025,401	2,087,150
Home Depot USA, Inc.	1	171,200	171,200	1.9%	889,000	1.9%	5.19	11,298,367	-
Kellogg Company	3	170,279	170,279	1.8%	1,061,000	2.3%	6.23	11,834,916	3,556,300
Maidenform, Inc.	1	148,000	148,000	1.6%	444,000	0.9%	3.00	4,870,749	3,374,311
H.E.P. Direct	1	106,507	106,507	1.2%	302,000	0.6%	2.84	6,929,736	-
Pittsburgh Glass Works	1	102,135	102,135	1.0%	427,000	0.9%	4.18	3,900,602	-
National Oilwell	1	91,295	91,295	1.0%	733,000	1.6%	8.03	8,080,828	4,517,142
Joseph T. Ryerson	1	89,052	89,052	1.0%	506,000	1.1%	5.68	6,860,495	2,041,284
DHL	1	83,000	83,000	0.9%	627,000	1.3%	7.55	6,815,697	3,556,049
Sherwin-Williams Company	2	78,887	78,887	0.9%	631,000	1.3%	8.00	7,103,762	1,945,970
RGH Enterprises Inc.	1	75,000	75,000	0.8%	579,000	1.2%	7.72	5,525,600	4,137,340
Macy’s East, Inc.	1	59,400	59,400	0.6%	230,000	0.5%	3.87	4,838,592	2,411,703
Siemens	1	51,130	51,130	0.6%	456,000	1.0%	8.92	4,416,000	2,952,561
Keystone Automotive	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-
Graybar Electric Company	1	26,340	26,340	0.3%	109,000	0.2%	4.14	1,850,793	-
Tenant Total as of 12/31/2012	69	8,779,071	8,644,525	93.9%	$46,791,000	99.5%	$5.41	$565,975,301	$252,116,605

Vacant	5	426,570	-	6.1%	227,000 (A)	0.5%	0.53	25,803,666	4,170,134

Total as of 12/31/2012	74	9,205,641	8,644,525	100.0%	$47,018,000	100.0%	$5.44	$591,778,967	$256,286,739

(A)

Includes rental revenue from properties during Fiscal 2013 prior to becoming vacant.

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 19

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

Mississippi	4	912,305	912,305	9.9%	$3,396,000	7.1%	$3.72	$45,878,794	$28,190,168
Tennessee	3	891,777	891,777	9.7%	2,998,000	6.4%	3.36	33,582,397	19,969,015
Florida	9	784,677	716,292	8.5%	4,819,000	10.2%	6.73	67,087,859	33,632,522
Illinois	7	720,439	720,439	7.8%	4,705,000	10.0%	6.53	61,154,590	12,194,641
Ohio	5	684,762	684,762	7.4%	3,568,000	7.6%	5.21	43,906,299	25,654,431
Missouri	4	654,073	423,202	7.1%	1,673,000	3.6%	3.95	29,110,344	5,703,316
Texas	6	629,895	629,895	6.8%	4,659,000	9.9%	7.40	54,488,930	32,491,444
South Carolina	3	510,560	510,560	5.5%	3,088,000	6.6%	6.05	32,294,144	12,538,957
North Carolina	4	455,067	254,507	4.9%	901,000	1.9%	3.54	19,485,652	4,901,651
Michigan	3	437,094	437,094	4.7%	2,849,000	6.1%	6.52	36,271,480	22,618,934
Georgia	3	307,662	307,662	3.3%	1,767,000	3.8%	5.74	22,124,663	10,669,377
Virginia	4	303,863	303,863	3.3%	1,800,000	3.8%	5.92	23,263,811	5,570,548
Arizona	1	283,358	283,358	3.1%	1,234,000	2.6%	4.35	15,159,496	7,945,527
New York	3	230,381	230,381	2.5%	1,898,000	4.0%	8.24	20,148,375	5,493,316
Kansas	2	219,280	219,280	2.4%	791,000	1.7%	3.61	10,705,244	4,233,782
Pennsylvania	1	201,342	201,342	2.2%	582,000	1.2%	2.89	3,001,831	-
Maryland	1	144,523	144,523	1.6%	1,426,000	3.0%	9.87	14,386,784	7,447,250
Wisconsin	1	139,564	139,564	1.5%	901,000	1.9%	6.46	9,373,672	1,462,169
Colorado	2	138,235	138,235	1.5%	1,208,000	2.6%	8.74	13,549,166	4,352,990
New Jersey	2	123,538	121,663	1.3%	542,000	1.2%	4.45	6,214,805	2,411,703
Oklahoma	1	119,912	119,912	1.3%	700,000	1.5%	5.84	9,437,733	6,034,466
Nebraska	1	89,115	89,115	1.0%	535,000	1.1%	6.00	5,689,405	463,976
Alabama	1	73,712	73,712	0.8%	412,000	0.9%	5.59	4,748,646	1,476,531
Minnesota	1	59,425	-	0.7%	72,000	0.2%	-	5,157,126	-
Connecticut	1	54,812	54,812	0.7%	358,000	0.8%	6.53	3,395,824	830,025
Iowa	1	36,270	36,270	0.5%	136,000	0.3%	3.75	2,161,897	-

Total as of 12/31/2012	74	9,205,641	8,644,525	100.0%	$47,018,000	100.0%	$5.44	$591,778,967	$256,286,739

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 19

Lease Expirations
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Lease Exp.	Undepreciated	Mortgage
Fiscal Year	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Term	Cost	Balance

2013	2	283,098	3.1%	916,000	1.9%	3.24	0.5 Yrs	12,086,654	4,959,446
2014	6	437,727	4.8%	2,060,000	4.4%	4.71	1.1 Yrs	23,963,287	7,080,015
2015	7	836,256	9.1%	4,300,000	9.1%	5.14	2.4 Yrs	47,217,630	14,058,123
2016	2	244,800	2.7%	1,079,000	2.3%	4.41	3.4 Yrs	16,772,590	5,091,471
2017	15	1,974,627	21.5%	11,275,000	24.0%	6.12	4.4 Yrs	144,694,999	58,926,173
2018	10	826,048	9.0%	5,636,000	12.0%	6.82	5.4 Yrs	69,614,936	27,351,429
2019	8	1,196,114	13.0%	7,345,000	15.6%	6.14	6.4 Yrs	85,129,176	39,166,028
2021	4	271,768	3.0%	1,752,000	3.7%	6.45	8.6 Yrs	20,341,956	12,389,886
2022	8	1,237,238	13.4%	7,054,000	15.0%	5.70	9.3 Yrs	84,375,807	54,357,143
2023	3	758,288	8.2%	2,629,000	5.6%	3.47	10.3 Yrs	37,645,095	18,569,324
2024	2	447,627	4.9%	1,851,000	3.9%	4.14	11.4 Yrs	19,755,126	10,165,567

Various	2	265,480	2.9%	894,000	1.9%	3.39	-	4,378,044	-
Vacant	5	426,570	4.4%	227,000	0.6%	-	-	25,803,667	4,170,134

Total as of 12/31/2012	74	9,205,641	100.0%	$47,018,000	100.0%	$5.44	6.0 Yrs	$591,778,967	$256,286,739

Recent Acquisitions
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Fedex Ground	Livonia	MI	2013	172,005	$1,194,000	6.94	3/31/2022	13,700,000	9,500,000

2	Milwaukee Tool	Olive Branch	MS	2013	615,305	1,965,000	3.19	3/31/2023	28,000,000	17,500,000
	As of 12/31/2012				787,310	$3,159,000	$4.01		$41,700,000	$27,000,000

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 19

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

1	Milwaukee Tool	Olive Branch	MS	2013	100.0%	615,305	$1,965,000	$3.19	10.3 Yrs	$28,000,000	$17,500,000
2	FedEx Supply Chain Services	Memphis	TN	2010	100.0%	449,900	1,305,000	2.90	6.4 Yrs	14,600,000	9,317,424
3	Woodstream	St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	4.8 Yrs	13,116,870	2,846,061
4	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,381,000	3.62	11.5 Yrs	14,215,126	8,326,733
5	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	1,595,000	4.33	9.1 Yrs	19,600,000	12,278,076
6	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,389,000	4.54	2.3 Yrs	12,972,474	6,741,262
7	Various	Monaca	PA	1997	100.0%	201,342	582,000	2.89	-	3,001,831	-
8	Western Container Corp	Tolleson	AZ	2003	100.0%	283,358	1,234,000	4.35	4.3 Yrs	15,159,496	7,945,527
9	Anda Pharmaceuticals, Inc	Olive Branch	MS	2012	100.0%	234,660	1,182,000	5.04	9.4 Yrs	14,550,000	10,690,168
10	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	218,120	1,169,000	5.36	3.9 Yrs	14,868,857	8,128,793
11	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,156	1,285,000	6.65	4.5 Yrs	18,087,867	10,350,180
12	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	778,000	4.21	3.4 Yrs	12,386,675	3,517,904
13	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,549,000	8.40	6.0 Yrs	17,740,000	10,290,932
14	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	459,000	2.56	0.4 Yrs	7,025,401	2,087,150
15	Fedex Ground Package System. Inc	Livonia	MI	2013	100.0%	172,005	1,194,000	6.94	9.3 Yrs	13,700,000	9,500,000
16	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	889,000	5.19	2.5 Yrs	11,298,367	-
17	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	6.1 Yrs	17,719,825	8,986,688
18	Vacant	Monroe	NC	2001	-	160,000	47,000	na	-	5,489,822	1,527,340
19	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	444,000	3.00	1.0 Yrs	4,870,749	3,374,311
20	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	144,523	1,426,000	9.87	5.6 Yrs	14,386,784	7,447,250
21	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	4.5 Yrs	9,373,672	1,462,169
22	Fedex Ground Package System. Inc	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	4.4 Yrs	18,537,652	4,689,483
23	Fedex Ground Package System. Inc	Oklahoma City	OK	2012	100.0%	119,912	700,000	5.84	9.3 Yrs	9,437,733	6,034,466
24	Fedex Ground Package System. Inc	Edinburg	TX	2011	100.0%	113,582	598,000	5.26	8.7 Yrs	7,414,000	4,504,496
25	Federal Express Corporation	Richmond	VA	2007	100.0%	112,799	543,000	4.81	10.3 Yrs	7,718,163	-
26	Fedex Ground Package System. Inc	Ft. Mill	SC	2010	100.0%	112,784	1,024,000	9.08	6.8 Yrs	11,715,000	3,775,077
27	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	4.9 Yrs	8,492,904	5,126,943
28	H.E.P. Direct	Winston-Salem	NC	2002	100.0%	106,507	302,000	2.84	5.0 Yrs	6,929,736	-
29	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	6.7 Yrs	10,932,057	1,355,976
30	Fedex Ground Package System. Inc	West Chester Twp	OH	2000	100.0%	103,818	457,000	4.40	0.7 Yrs	5,061,253	2,872,296
31	Fedex Ground Package System. Inc	Waco	TX	2012	100.0%	102,594	659,000	6.42	9.4 Yrs	8,733,000	5,725,420
32	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	2.5 Yrs	3,900,602	-
33	Vacant	Liberty	MO	1998	-	98,200	-	na	-	7,344,498	130,980
34	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	524,000	5.46	6.4 Yrs	6,155,500	2,487,370
35	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	4.8 Yrs	7,565,717	4,707,222
36	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	2.7 Yrs	7,756,602	4,483,450
37	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	5.6 Yrs	7,606,670	2,022,618
38	National Oilwell	Houston	TX	2010	100.0%	91,295	733,000	8.03	9.8 Yrs	8,080,828	4,517,142
39	Federal Express Corporation	Omaha	NE	1999	100.0%	89,115	535,000	6.00	0.8 Yrs	5,689,405	463,976
40	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	3.9 Yrs	10,521,457	6,099,107
41	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	506,000	5.68	4.1 Yrs	6,860,495	2,041,284
42	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	87,500	416,000	4.75	1.8 Yrs	4,977,449	-
43	DHL	Roanoke	VA	2007	100.0%	83,000	627,000	7.55	3.9 Yrs	6,815,697	3,556,049
44	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	82,269	415,000	5.04	5.7 Yrs	6,620,313	3,298,419
45	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	3.8 Yrs	8,208,733	4,253,079
46	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	579,000	7.72	8.9 Yrs	5,525,600	4,137,340
47	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	9.7 Yrs	4,748,646	1,476,531
48	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	515,000	7.01	4.2 Yrs	4,967,639	-

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 19

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

49	Federal Express Corporation	Romulus	MI	1998	100.0%	71,933	$370,000	$ 5.14	8.4 Yrs	$ 4,483,613	$2,768,754
50	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	5.6 Yrs	6,354,051	2,078,310
51	Vacant	Tampa	FL	2007	-	68,385	-	na	-	5,616,874	2,511,814
52	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	5.8 Yrs	7,195,115	2,274,680
53	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	470,000	7.08	11.0 Yrs	5,540,000	1,838,834
54	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	2.6 Yrs	4,748,374	2,7,26,275
55	Various	Somerset	NJ	1970	97.1%	64,138	312,000	5.01	-	1,376,213	-
56	Federal Express Corporation	Chattanooga	TN	2007	100.0%	60,637	312,000	5.15	4.8 Yrs	4,767,271	2,324,858
57	Carrier Sales	Richmond	VA	2001	100.0%	60,000	301,000	5.02	3.4 Yrs	4,385,915	1,573,567
58	Vacant	White Bear Lake	MN	2007	-	59,425	72,000	na	1.0 Yrs	5,157,126	-
59	Macy’s East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	230,000	3.87	1.2 Yrs	4,838,592	2,411,703
60	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	477,000	8.04	5.5 Yrs	5,328,874	1,471,260
61	Keebler Company	Newington	CT	2001	100.0%	54,812	358,000	6.53	1.2 Yrs	3,395,824	830,025
62	Siemens	Lebanon	OH	2012	100.0%	51,130	456,000	8.92	6.3 Yrs	4,416,000	2,952,561
63	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	1.2 Yrs	3,690,718	-
64	Federal Express Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	4.7 Yrs	4,344,037	440,932
65	Fedex Ground Package System. Inc	Corpus Christi	TX	2012	100.0%	46,253	452,000	9.77	8.7 Yrs	4,764,500	2,970,004
66	Vacant	Greensboro	NC	1993	-	40,560	108,000	-	-	2,195,346	-
67	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	8.8 Yrs	3,679,843	2,146,632
68	Keystone Automotive	Urbandale	IA	1994	100.0%	36,270	136,000	3.75	4.2 Yrs	2,161,895	-
69	Federal Express Corporation	Richland	MS	1994	100.0%	36,000	140,000	3.89	1.2 Yrs	1,478,000	-
70	Federal Express Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	4.5 Yrs	4,104,915	2,406,287
71	Federal Express Corporation	Lakeland	FL	2007	100.0%	32,105	155,000	4.83	4.9 Yrs	1,933,218	1,307,091
72	Federal Express Corporation	Augusta	GA	2007	100.0%	30,184	121,000	4.01	9.9 Yrs	1,926,932	1,069,324
73	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	109,000	4.14	6.6 Yrs	1,850,794	-
74	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,500	161,000	12.88	1.8 Yrs	1,563,762	107,136
	Total as of 12/31/2012				93.9%	9,205,641	$47,018,000	$5.44	6.0 Yrs	$591,778,967	$256,286,739

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 19

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), Core funds from operations ("Core FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures.  While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (GAAP), is the most appropriate measure, it considers NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures.  FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets.  Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisition costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses.  EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate ability to fund dividends.  In addition, NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples and yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by GAAP, excluding extraordinary iems as defined under GAAP,  gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization.  FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses.  NOI includes NOI from discontinued operations.  NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. EBITDA excludes realized gains (losses) on securities transactions.

AFFO is calculated as EBITDA minus GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents plus non-real estate amortization.  AFFO excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Core FFO and
AFFO should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with GAAP) as a measure of results of operations or cash flows (calculated in accordance with GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 19

FOR IMMEDIATE RELEASE

February 7, 2013

Contact: Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS 1st QUARTER 2013 FINANCIAL RESULTS FOR THE PERIOD ENDED DECEMBER 31, 2012

FREEHOLD, NJ, February 7, 2013........ Monmouth Real Estate Investment

Corporation (NYSE/MNR) reported Core Funds from Operations (Core FFO) for the three months ended December 31, 2012 of $7,459,000 or $0.18 per diluted share versus $7,754,000 or $0.21 per diluted share for the three months ended December 31, 2011. Funds from operations (FFO) as defined by the National Association of Real Estate Investment Trusts (NAREIT) was $7,073,000 or $0.17 per diluted share for the three months ended December 31, 2012 as compared to $7,450,000 or $0.20 per diluted share for the three months ended December 31, 2011.  FFO, as defined by NAREIT, for the current quarter included $386,000 of acquisition related costs, which are not included in Core FFO.

A summary of significant financial information for the three months ended December 31, 2012 and 2011 is as follows:

		Three Months Ended December 31,

		2012		2011
Rental Revenue		$11,309,000		$10,658,000
Reimbursement Revenue		$1,518,000		$1,580,000
Lease Termination Income		$691,000		$-0-
Total Expenses		$6,492,000		$6,176,000
Interest and Dividend Income		$1,123,000		$949,000
Gain on Securities Transactions, net		$2,111,000		$2,788,000
Income from Continuing Operations Income (Loss) from Discontinued Operations	$ $	5,711,000 (4,026)	$ $	5,318,000 48,000
Net Income Attributable to Common Shareholders		$3,555,000		$4,346,000
Net Income Attributable to Common Shareholders Per Common Share		$0.09		$0.12
Core FFO (1)		$7,459,000		$7,754,000
Core FFO per Common Share (1)		$0.18		$0.21
Weighted Avg. Diluted Common Shares Outstanding		41,110,000		37,472,000

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First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 19

A summary of significant balance sheet information as of December 31, 2012 and September 30, 2012 is as follows:

	December 31, 2012	September 30, 2012
Net Real Estate Investments	$508,264,000	$467,886,000
Securities Available for Sale	$66,786,000	$61,685,000
Total Assets	$610,034,000	$574,508,000
Mortgage Notes Payable	$256,287,000	$237,944,000
Subordinated Convertible Debentures	$-0-	$8,615,000
Loans Payable	$27,708,000	$5,200,000
Total Shareholders’ Equity	$318,403,000	$315,687,000

Eugene W. Landy, President, commented on the results of the first quarter of fiscal year 2013, “During the quarter we acquired two new properties comprised of 787,000 square feet for a total of $42.4 million. We expect these two properties to generate a combined total of approximately $3.2 million in annual rent going forward.  We financed these properties with a total of $27 million of mortgage financing at an average interest rate of 4.0%. In addition, we purchased 4.1 acres of land adjacent to our property located in Orion, MI for approximately $1.0 million in connection with a 52,154 square feet expansion expected to be completed in fiscal 2013. We have now secured lease renewals on 554,000 of the 897,000 square feet in leases originally set to expire this fiscal year. Additional lease renewals are currently under discussion. Our portfolio occupancy remains strong and is currently 94%, reflecting the high quality of our assets. Our REIT securities portfolio continued to perform well generating $2.1 million in realized gains over the quarter. The Company remains very focused on continuing to grow our high quality portfolio of industrial properties leased to investment grade tenants through a combination of opportunistic acquisitions and by executing on our strong development pipeline.”

Monmouth Real Estate Investment Corporation will host its First Quarter 2013 Financial Results Webcast and Conference Call.  Senior management will discuss the results, current market conditions and future outlook on Friday, February 8, 2013 at 10:00 a.m. Eastern Time.

The Company’s first quarter financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

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First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 19

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Friday February 8, 2013.  It will be available until March 31, 2013, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10022450.  A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Formed in 1968, Monmouth Real Estate Investment Corporation is a publicly-owned real estate investment trust specializing in net-leased industrial properties subject to long-term leases primarily to investment grade tenants.  The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of seventy-three industrial properties and one shopping center located in twenty-six states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties.  Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   Core FFO is defined as FFO plus acquisition costs.  FFO per diluted common share is defined as FFO divided by weighted average diluted common shares outstanding.  FFO and Core FFO per diluted common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and Core FFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and Core FFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO and Core FFO per diluted common share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and Core FFO per diluted common share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

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First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 19

The Company’s FFO and Core FFO for the three months ended December 31, 2012 and 2011 are calculated as follows:

	Three Months Ended
	12/31/12	12/31/11

Net Income Attributable to Common Shareholders	$3,555,000	$4,346,000
Depreciation Expense	3,134,000	2,786,000
Amortization of Lease Intangible Assets	384,000	318,000
FFO Attributable to Common Shareholders	$7,073,000	$7,450,000
Acquisition Costs	386,000	304,000
Core FFO Attributable to Common Shareholders	$7,459,000	$7,754,000

The following are the cash flows provided (used) by operating, investing and financing activities for the quarters ended December 31, 2012 and 2011:

	2012	2011

Operating Activities	$4,992,000	$5,762,000
Investing Activities	(49,688,000)	(32,379,000)
Financing Activities	30,329,000	28,958,000

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First Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 19